EXXON MOBIL CORPORATION					EXHIBIT 99.2

3Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		3Q16	2Q16	1Q16	4Q15	3Q15
Upstream
United States		(477)	(514)	(832)	(538)	(442)
Non-U.S.		1,097	808	756	1,395	1,800
Total		620	294	(76)	857	1,358
Downstream
United States		225	412	187	435	487
Non-U.S.		1,004	413	719	916	1,546
Total		1,229	825	906	1,351	2,033
Chemical
United States		434	509	581	520	526
Non-U.S.		737	708	774	443	701
Total		1,171	1,217	1,355	963	1,227

Corporate and financing		(370)	(636)	(375)	(391)	(378)
Net income attributable to ExxonMobil (U.S. GAAP)		2,650	1,700	1,810	2,780	4,240

Earnings per common share (U.S. GAAP)		0.63	0.41	0.43	0.67	1.01
Earnings per common share
- assuming dilution (U.S. GAAP)		0.63	0.41	0.43	0.67	1.01

Capital and Exploration Expenditures, $M
Upstream
United States		712	914	1,075	1,615	1,992
Non-U.S.		2,360	3,005	2,904	4,255	4,382
Total		3,072	3,919	3,979	5,870	6,374
Downstream
United States		192	227	189	236	242
Non-U.S.		397	415	339	543	344
Total		589	642	528	779	586
Chemical
United States		359	355	434	493	452
Non-U.S.		144	208	177	199	217
Total		503	563	611	692	669
Other		26	34	9	75	41

Total Capital and Exploration Expenditures		4,190	5,158	5,127	7,416	7,670

Exploration Expense Charged to Income, $M
Consolidated	- United States	35	35	108	60	45
	- Non-U.S.	291	409	246	459	278
Non-consolidated - ExxonMobil share	- United States	-	-	-	9	-
	- Non-U.S.	6	5	(10)	3	2
Exploration Expenses Charged to Income Included Above		332	449	344	531	325

Effective Income Tax Rate, %		20%	40%	19%	13%	32%

Common Shares Outstanding, millions
At quarter end		4,147	4,147	4,147	4,156	4,163
Average - assuming dilution		4,178	4,178	4,178	4,183	4,190

Total Cash and Cash Equivalents, $B		5.1	4.4	4.8	3.7	4.3

Total Debt, $B		46.2	44.5	43.1	38.7	34.3

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities		5.3	4.6	4.8	4.3	9.2
Proceeds associated with asset sales		1.0	1.0	0.2	0.8	0.5
Cash flow from operations and asset sales		6.3	5.6	5.0	5.1	9.7

EXXON MOBIL CORPORATION

3Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	3Q16	2Q16	1Q16	4Q15	3Q15
liquids, bitumen and synthetic oil, kbd
United States	484	495	500	494	468
Canada / South America	437	359	476	452	425
Europe	189	201	218	222	197
Africa	388	494	565	543	531
Asia	651	724	726	722	651
Australia / Oceania	62	57	53	48	59
Total liquids production	2,211	2,330	2,538	2,481	2,331

Natural gas production available for sale, mcfd
United States	3,058	3,097	3,160	3,123	3,094
Canada / South America	220	257	258	241	229
Europe	1,650	1,749	2,775	2,504	1,495
Africa	13	7	2	4	7
Asia	3,662	3,819	3,794	4,103	3,910
Australia / Oceania	998	833	735	628	789
Total natural gas production available for sale	9,601	9,762	10,724	10,603	9,524

Total worldwide liquids and gas production, koebd	3,811	3,957	4,325	4,248	3,918

Refinery throughput, kbd
United States	1,604	1,555	1,602	1,649	1,681
Canada	406	246	398	390	391
Europe	1,476	1,462	1,269	1,483	1,504
Asia Pacific	677	718	729	679	687
Other Non-U.S.	202	171	187	194	194
Total refinery throughput	4,365	4,152	4,185	4,395	4,457

Petroleum product sales, kbd
United States	2,327	2,228	2,218	2,416	2,509
Canada	511	479	476	472	501
Europe	1,553	1,561	1,429	1,530	1,549
Asia Pacific	721	760	766	758	781
Other Non-U.S.	473	472	445	503	448
Total petroleum product sales	5,585	5,500	5,334	5,679	5,788

Gasolines, naphthas	2,298	2,266	2,211	2,330	2,382
Heating oils, kerosene, diesel	1,810	1,752	1,699	1,921	1,908
Aviation fuels	421	386	402	403	433
Heavy fuels	358	367	386	368	372
Specialty products	698	729	636	657	693
Total petroleum product sales	5,585	5,500	5,334	5,679	5,788

Chemical prime product sales, kt
United States	2,320	2,447	2,400	2,565	2,377
Non-U.S.	3,813	3,863	3,773	3,919	3,705
Total chemical prime product sales	6,133	6,310	6,173	6,484	6,082

EXXON MOBIL CORPORATION

3Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	3Q16 vs. 3Q15	3Q16 vs. 2Q16
Upstream
Prior Period	1,358	294
Realization	-880	240
Volume / Mix	80	-40
Other	60	120
Current Period	620	620
Downstream
Prior Period	2,033	825
Margin	-1,550	-330
Volume / Mix	170	240
Other	580	490
Current Period	1,229	1,229
Chemical
Prior Period	1,227	1,217
Margin	-10	40
Volume / Mix	20	-40
Other	-70	-50
Current Period	1,171	1,171

Upstream Volume Factor Analysis, koebd
Prior Period	3,918	3,957
Entitlements - Net Interest	12	-1
Entitlements - Price / Spend / Other	-41	-67
Quotas	-	-
Divestments	-32	-
Growth / Other	-46	-78
Current Period	3,811	3,811

Sources and Uses of Funds, $B	3Q16
Beginning Cash	4.4
Earnings	2.7
Depreciation	4.6
Working Capital / Other	-2.0
Proceeds Associated with Asset Sales	1.0
PP&E Adds / Investments and Advances [1]	-4.2
Shareholder Distributions	-3.1
Debt / Other Financing	1.7
Ending Cash	5.1

1 PP&E Adds / Investments and Advances includes PP&E adds of ($3.4B) and net advances of ($0.8B).

EXXON MOBIL CORPORATION

3Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	3Q16	2Q16	1Q16	4Q15	3Q15
United States
ExxonMobil
Crude ($/b)	38.76	37.97	27.11	34.36	41.95
Natural Gas ($/kcf)	2.65	1.74	1.60	1.80	2.40

Benchmarks
WTI ($/b)	44.88	45.48	33.27	42.10	46.37
ANS-WC ($/b)	44.65	45.71	33.76	43.67	51.44
Henry Hub ($/mbtu)	2.81	1.95	2.09	2.27	2.77

Non-U.S.
ExxonMobil
Crude ($/b)	40.96	41.46	28.67	36.99	44.91
Natural Gas ($/kcf)	4.47	4.06	4.80	5.80	6.29
European NG ($/kcf)	4.48	4.35	5.05	6.11	6.67

Benchmarks
Brent ($/b)	45.85	45.57	33.89	43.69	50.26

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the third quarter of 2016.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.